                                                                    EXHIBIT 10.5


                Second Amendment to Security and Loan Agreement
                             (Accounts Receivable)

This Second Amendment ("Amendment") amends that certain Security and Loan Agreement (Accounts Receivable) ("Security and Loan Agreement") with the attached Addendum ("Addendum") both dated February 9 , 1998, as amended (such Security and Loan Agreement and Addendum herein referred to as "Agreement") by and between Imperial Bank ("Bank"), The Keith Companies, Inc., Keith Engineering, Inc., and ESI, Engineering Services, Inc. ("Co-Borrowers") as follows:

1. Paragraph 8.b of the Addendum is hereby amended in full to read as follows:

"b. Have and maintain a ratio of total liabilities to Tangible Net Worth of not greater than 6.25 to 1.0 from 12/31/97 through 3/30/98; decreasing to 5.50 to 1.0 from 3/31/98 through 6/29/98, decreasing to 4.75 to 1.0 from 6/30/98 through 9/29/98; decreasing to 4.00 to 1.0 from 9/30/98 through 12/30/98; decreasing to 3.25 to 1.0 from 12/31/98 and thereafter."

2.   Paragraph 8.c of the Addendum is hereby amended in full to read as follows:

"c. Have and maintain a Current Ratio of not less than .90:1 to 1.0 from 12/31/97 through 3/30/98; increasing to 1.10 to 1.0 from 3/31/98 through 6/29/98
; decreasing to .90 to 1.0 from 6/30/98 through 9/29/98; increasing to .95 to
1.0 from 9/30/98 through 12/30/98; increasing to 1.00 to 1.0 from 12/31/98 and thereafter. Current Ratio shall mean Current Assets divided by Current Liabilities."

3    Except as provided above, the Agreement remains unchanged.

4 This Amendment is effective as of June 22, 1998, and the parties hereby confirm that the Agreement as amended is in full force and effect.


THE KEITH COMPANIES, INC.

By:   /s/ ARAM H. KEITH

Name: Aram H. Keith

Title:  President

SIGNATURES CONTINUED ON NEXT PAGE

KEITH ENGINEERING, INC.

By:    /s/ ARAM H. KEITH

Name:  Aram H. Keith

Title: President

ESI, ENGINEERING SERVICES, INC.

By:    /s/ ARAM H. KEITH

Name:  Aram H. Keith

Title: President

IMPERIAL BANK

By:    /s/ DENISE PARDUE

Name:  Denise Pardue

Title: VP